UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2025

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in Item 5 of the Quarterly Report on Form 10-Q for the period ended March 31, 2025 filed with the Securities and Exchange Commission on May 15, 2025, Capstone Holding Corp. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Equity Line Investor”), dated May 14, 2025. Under the terms and subject to the conditions set forth in the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Equity Line Investor, and the Equity Line Investor is obligated to purchase, up to the lesser of (a) $20,000,000 in aggregate gross purchase price of the Company’s common stock (the “Equity Line Securities”) and (b) the Exchange Cap (as defined in the Purchase Agreement). The Equity Line Securities to be issued by the Company and purchased by the Equity Line Investor, if any, will be sold at a purchase price equal to 97% of the lowest daily volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market during the three consecutive trading days immediately following the trading date on which a valid purchase notice is delivered to the Equity Line Investor by the Company.

On June 26, 2025, the Company and the Equity Line Investor entered into a first amendment to the Purchase Agreement (the “First Amendment to Purchase Agreement”), which amended the definition of “VWAP Purchase Maximum Amount” in the Purchase Agreement to (a) remove the volume limitation on the number of Equity Line Securities that may be purchased pursuant to a single VWAP Purchase (as defined in the Purchase Agreement) based on 100% of the five-day average trading volume, and (b) increase the dollar-based limitation on the number of Equity Line Securities that may be purchased pursuant to a single VWAP Purchase from $2 million to $3 million. As amended, the term “VWAP Purchase Maximum Amount” now means the maximum number of Equity Line Securities that can be purchased in a single VWAP Purchase is equal to the lesser of (a) 40% of the trading volume in the Company’s common stock on the relevant exchange on the day the VWAP Purchase is exercised, or (b) $3 million divided by the volume-weighted average price of the common stock on the trading day immediately preceding the date the VWAP Purchase is exercised.

The foregoing description of the First Amendment to Purchase Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	First Amendment to Common Stock Purchase Agreement, dated June 26, 2025, by and between Capstone Holding Corp. and Tumim Stone Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2025	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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